                                  SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, For Use of the Commission
     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                             STARNET FINANCIAL, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------

     (5)  Total fee paid:
                         ----------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                      ---------------------------------

          (2)  Form, Schedule or Registration Statement No.:

               --------------------------------------------------------

          (3)  Filing Party:
                            -------------------------------------------

          (4)  Date Filed:

                             STARNET FINANCIAL, INC.
                          17000 PRESTON ROAD, SUITE 250
                               DALLAS, TEXAS 75248

                              INFORMATION STATEMENT

                       **WE ARE NOT ASKING FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY**

INTRODUCTION

This Information Statement is being furnished to the stockholders of record of StarNet Financial, Inc. (the "Company") as of December 15, 1999, in connection with the proposed adoption of an Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") and the 1999 Stock Option Plan (the "Plan") by the written consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock, $0.01 par value (the "Common Stock"). On October 29, 1999, the Company's Board of Directors approved and recommended that the Certificate of Incorporation be amended and restated in order to reflect current developments in Delaware law, to provide for the exculpation of directors, to address interested party transactions, and to increase the number of authorized shares of Common Stock and preferred stock, $0.01 par value (the "Preferred Stock"). The Amended and Restated Certificate was approved by the written consent of the stockholders owning a majority of the outstanding Common Stock on December 30, 1999, and the Amended and Restated Certificate was filed and accepted by the Delaware Secretary of State on January 12, 2000, with a delaying provision that it will not become effective until February 11, 2000.

The Company's Board of Directors also approved and recommended that the Company adopt the Plan which was previously approved by the Board of Directors on October 4, 1999. Stockholders owning a majority of the outstanding Common Stock approved the Plan by written consent, without a meeting, on December 30, 1999.

The elimination of the need for a special meeting of stockholders to approve the Amended and Restated Certificate is made possible by Section 228 of the Delaware General Corporation Law (the "DGCL"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the DGCL, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to amend the Company's Certificate of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Amended and Restated Certificate as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company.

On December 15, 1999, there were 14,876,473 outstanding shares of Common Stock and approximately 430 holders of record of Common Stock. The approval of the Amended and Restated Certificate requires the written consent of the holders of a majority of the outstanding shares of Common Stock, and each share of Common Stock was entitled to one vote with respect to the approval of the Amended and Restated Certificate. By written consent in lieu of a meeting, holders of 7,509,767 shares of our Common Stock, representing approximately 50.5% of our outstanding voting power, have approved the listed corporate actions.

Under applicable federal securities laws, the Amended and Restated Certificate cannot be effected until at least 20 calendar days after this information statement is sent or given to the stockholders of the Company. The approximate date on which this information statement is first being sent or given to stockholders is January 21, 2000.

AMENDED AND RESTATED CERTIFICATE OF AMENDMENT

In October 1999, the Board of Directors approved, subject to the approval of the Company's stockholders, the Amended and Restated Certificate, which amends certain provisions of the Certificate of Incorporation to reflect current developments in the law, to provide for the exculpation of directors, to address interested party transactions, and to increase the Company's authorized capital from 20,000,000 million shares to 60,000,000 shares of Common Stock and from 1,000,000 shares to 3,000,000 shares of Preferred Stock. In December 1999, stockholders owning a majority of the outstanding Common Stock approved the Amended and Restated Certificate. The Company wishes to restate the Certificate of Incorporation so that all amendments to date will be contained in one document. A copy of the Amended and Restated Certificate is attached to this document as Exhibit A.

Current Use of Shares

As of December 15, 1999, 14,876,473 shares of Common Stock were issued and outstanding and 300,000 shares of Common Stock were subject to an outstanding warrant and reserved for future issuance. As a result, the Company has approximately 4,823,527 authorized but unissued shares of Common Stock available for future issuance. An additional 5,000,000 shares will be reserved for future issuance in conjunction with the approval of the Plan.

As of December 15, 1999, the Company also had authorized 1,000,000 shares of Preferred Stock, none of which were outstanding.

Rights of Additional Stock

The additional Common Stock to be authorized by the Restated and Amended Certificate will have rights identical to currently outstanding Common Stock. The Restated and Amended Certificate will not affect the rights of the holders of currently outstanding Common Stock, except for effects identical to increasing the number of shares of Common Stock outstanding upon any issuance of these additional shares.



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

In connection with the Restated and Amended Certificate, the Board of Directors may issue the Preferred Stock in one or more series with such voting powers, designations, and preferences as the Board of Directors may determine.

Effect of the Amended and Restated Certificate

After the Amended and Restated Certificate becomes effective, the increased number of authorized shares of Common Stock and Preferred Stock will be available for issuance, from time to time, for such purposes and consideration and on such terms as the Board may approve, and no further vote of the Company's stockholders will be sought except as required by applicable law and, when and if the Company is listed on Nasdaq, the regulations thereof.

The existence of additional authorized shares of Common Stock and Preferred Stock could have the effect of rendering it more difficult or discouraging hostile takeover attempts. The Board of Directors is not aware of any existing or planned effort to accumulate material amounts of the Company's Common Stock, or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management, or otherwise, or to change the Company's management. Nor is the Board of Directors aware of any person having made any offer to acquire the Company's Common Stock or assets.

Reason for the Amended and Restated Certificate

The increase in authorized Common Stock to be effected by the Amended and Restated Certificate is necessary to enable the Company to reserve enough shares for the Plan as well as complete a future private placement of the Common Stock.

Furthermore, the Board of Directors believes that the limited number of currently authorized but unissued shares of Common Stock and Preferred Stock unduly restricts the Company's ability to respond to business needs and opportunities that may arise in the future. The Amended and Restated Certificate will afford the Company added flexibility by increasing the number of authorized but unissued shares of Common Stock, as well as Preferred Stock, for financing requirements, stock splits or other corporate purposes.

1999 STOCK OPTION PLAN

On October 4, 1999, the Board of Directors approved, subject to the approval of the Company's stockholders, a stock option plan called the 1999 Stock Option Plan (the "Plan"). In December 1999, stockholders owning a majority of the outstanding Common Stock approved the Plan. A copy of the Plan is attached hereto as Exhibit B.

The Plan reserves an aggregate of 5,000,000 shares of the Company's Common Stock for issuance pursuant to the exercise of stock options which may be granted to key employees and non-employee directors of the Company and independent contractors and consultants to the Company. The Board of Directors has determined that the Plan will increase the proprietary interest in the Company of key employees, non-employee directors, and independent contractors and consultants and will align more closely their interests with the interests of the Company. The Plan will also increase the Company's



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

ability to attract and retain the services of experienced and highly qualified employees and non-employee directors.

The Plan will be administered by a committee whose members shall be selected by the Board (the "Committee"), or in the absence of such committee, the Plan shall be administered by the entire Board. The Committee or the Board of Directors will determine, without limitation, the persons who will be granted options under the Plan, the type of option to be granted and the number of shares subject to each option and the option price. The Committee or the Board of Directors also may determine the time or times when an option becomes exercisable, the duration of the exercise period for options, and the form or forms of the instruments evidencing options granted under the Plan. The Committee or the Board of Directors may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee or the Board of Directors may amend or rescind the Plan without stockholder approval, except when an amendment would (a) materially increase the number of securities that may be issued under the Plan or (b) materially modify the requirements of eligibility for participation in the Plan.

Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify ("Nonqualified Options," collectively with Incentive Options, the "Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The exercise price of Nonqualified Options shall be determined by the Committee or the Board of Directors.

Key employees and non-employee directors of the Company and independent contractors or consultants for the Company and its subsidiaries are eligible to receive Nonqualified Options under the Plan. Only key employees are eligible to receive Incentive Options.

At the Board of Directors' option, the Plan allows for the proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares, but any such adjustment shall not change the total purchase price payable upon the exercise in full of options granted under the Plan.

Options granted under the Plan are nonassignable and nontransferrable, except by will or the laws of descent and distribution. Except in the case of death or disability of an optionee, options granted may be exercised only by the optionee. The expiration date of an option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement. In no event may an option be exercisable after ten years from the date it is granted.

If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to termination of his right to exercise an option in accordance with the provisions of his option agreement, the option agreement may provide that the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the optionee on the date of his



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death or disability, (i) in the case of death, by the optionee's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee or (ii) in the case of disability, by the optionee or his personal representative, provided the option is exercised prior to the date of its expiration or not more than one year from the date of the optionee's death or disability, whichever first occurs. The date of disability of an optionee shall be determined by the Committee.

Federal Income Tax Consequences

Incentive Options. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Option. However, an employee who exercises an Incentive Option by delivering shares of Common Stock previously acquired pursuant to the exercise of an Incentive Option is treated as making a Disqualifying Disposition (defined below) of these shares if the employee delivers the shares before the expiration of the holding period applicable to these shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an Incentive Option (i.e., the exercise of the Incentive Option for one share and the use of that share to make successive exercise of the Incentive Option until it is completely exercised) without the imposition of current income tax.

The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Option exceeds the purchase price of the shares under such Option will be treated as an adjustment to the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an adjustment for the other year.

If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, the holder's tax basis in his or her shares will be increased for purposes of determining his alternative minimum tax for that year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

In general, if, after exercising an Incentive Option, an employee disposes of the acquired shares before the end of the Required Holding Period (a "Disqualifying Disposition"), an Optionee would be deemed to receive ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon



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disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

The Company is not allowed an income tax deduction for the grant or exercise of an Incentive Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, the Company will be allowed to deduct an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount is an ordinary and necessary business expense to the Company and is reasonable, and would satisfy the Company's withholding obligation for this income.

Nonqualified Options. An Optionee granted a Nonqualified Option under the Plan will generally recognize, at the date of exercise of such Nonqualified Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Nonqualified Option. This taxable ordinary income will be subject to Federal income tax withholding. The Committee or the Board of Directors may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal income taxes or other taxes with respect to the exercise of any Option granted under the Plan. If the Common Stock is traded in the over-the-counter market or upon any securities exchange, such rules and procedures may provide that the withholding obligation shall be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of an Option in shares of Common Stock in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the exercise of that Option.

If an Optionee exercises a Nonqualified Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Nonqualified Option as if he had paid the exercise price in cash, and the Company will generally be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Nonqualified Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Nonqualified Option solely for cash.

The above discussion is based on federal income tax laws and regulations in effect as of the date hereof. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult his own tax advisor.



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

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of December 15, 1999, by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                 Shares Beneficially Owned (1), (2)                             Number       Percent
                 ----------------------------------                             ------       -------

Daniel L. Jackson (3)
17000 Preston Road, Suite 350                                                  3,157,421        21.2%
Dallas, Texas 75248

Oslin Nation Trust
8150 North Central Highway, Suite 1700
Dallas, Texas 75206                                                            3,107,421        20.9%

Rea Capital Corporation
4751 West Park Boulevard, Suite 106-422
Plano, Texas 75903                                                             2,209,800        14.9%

Sarkis J. Kechejian (4)
421 East Airport Freeway
Irving, Texas 75062                                                            2,142,546        14.4%

Bradley M. Pence                                                                 100,000           *
Edward P. Rea                                                                         --          --
Kenneth F. Urbanus                                                                45,000           *
Edward P. Dayton                                                                      --          --
Tom Deutsch                                                                       35,000           *
Jennifer Salsbury                                                                     --          --
Michael J. Gulinson                                                                   --          --
All directors and executive officers as a group (8 persons)                    3,337,421        22.4%


-------------------
* Less than 1%.

(1) The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

(2)  Based on 14,876,473 shares outstanding on December 15, 1999.

(3) Includes 3,107,421 shares held by the Oslin Nation Trust, for which Mr. Jackson serves as trustee.



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

(4) Includes 500,143 held by the Sarkis J. Kechejian Trust, which is revocable by Mr. Kechejian. Includes 200,000 shares held by the Kechejian Trust, which an irrevocable trust for which Mr. Kechejian serves as trustee. Includes 200,000 shares held by the Kechejian Foundation, which Mr. Kechejian controls.

OTHER MATTERS

The information contained in this document is to the best knowledge of the Company, and the information contained herein with respect to the directors, executive officers and principal shareholders is based upon information, which these individuals have provided to us.

                                        By Order Of The Board Of Directors,


                                        Kenneth F. Urbanus
                                        President

Dallas, Texas
January 21, 2000




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                                                                       EXHIBIT A

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             STARNET FINANCIAL, INC.
                                UNDER SECTION 245
                                     OF THE
                        DELAWARE GENERAL CORPORATION LAW

         StarNet Financial, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                                   ARTICLE ONE

         The present name of the corporation is StarNet Financial, Inc. The name under which the corporation was originally incorporated was Sarkis Capital, Inc. The Certificate of Incorporation of the corporation was originally filed with the Secretary of State of Delaware on March 18, 1987.

                                   ARTICLE TWO

         This Restated Certificate of Incorporation was duly adopted by the directors and the stockholders of the corporation in accordance with Section 242 and Section 245 of the Delaware General Corporation Law.

                                  ARTICLE THREE

         This Restated Certificate of Incorporation restates and integrates previous provisions and also further amends the corporation's existing Certificate of Incorporation to increase the number of authorized shares of common stock, to grant the corporation's board of directors the authority to create and issue series of Preferred Stock, to address interested director and officer transactions, and to provide for the exculpation of directors.

                                  ARTICLE FOUR

         The following amendments to the Certificate of Incorporation were adopted by the corporation as of December 30, 1999:

         A. Article 4 of the Certificate of Amendment is hereby amended to read in its entirety as follows:

         "4.

         Section 1. Capitalization. The corporation is authorized to issue sixty-three million (63,000,000) shares of capital stock. Sixty million (60,000,000) of the authorized shares shall be common stock, $0.01 par value per share ("Common Stock"), and three million (3,000,000) of the authorized shares shall be preferred stock, $0.01 par value per share ("Preferred Stock").

         Section 2.  Preferred Stock.

                  A. The Preferred Stock may, from time to time, be divided into and issued in one or more series, with each series to be so designated as to distinguish the shares thereof from the shares of all other series. The shares of each series may have such powers, designations, preferences, relative rights, qualifications, limitations or restrictions as are stated herein and in one or more resolutions providing for the issue of such series adopted by the Board of Directors of the corporation (the "Board") as provided below in this
         Section 2.

                  B. To the extent that this Certificate of Incorporation does not fix and determine the variations in the relative rights and preferences of the Preferred Stock, both in relation to the Common Stock and as between series of Preferred Stock, the Board is expressly vested with the authority to divide the Preferred Stock into one or more series and, within the limitations set forth in this Certificate of Incorporation, to fix and determine the relative rights and preferences of the shares of any series so established and, with respect to each such series, to fix by one or more resolutions providing for the issue of such series, the following:

                           (i) The distinctive designation of, and the number of
                  shares of Preferred Stock which shall constitute, the series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board.

                           (ii) The dividend rate, if any, on the shares of such
                  series and the date or dates from which dividends shall commence to accrue or accumulate, the terms and conditions upon which dividends, if any, on the shares of such series shall be paid, and whether or in what circumstances such dividends shall be cumulative.

                           (iii) The price at and the terms and conditions on
                  which the shares of such series may be redeemed, including (without limitation) the time during which shares of the series may be redeemed and the premium, if any, over and above the par value thereof that the holders of shares of such series shall be entitled to receive upon the redemption thereof, which premium may vary at different dates and may also be different with respect to shares redeemed through the operation of any retirement or sinking fund.

                           (iv) The liquidation preference, if any, over and
                  above the par value thereof that the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation.

                           (v) Whether or not the shares of such series shall be
                  subject to the operation of a retirement or sinking fund, and, if so, the extent and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes, and the terms and provisions of such retirement or sinking fund.

                           (vi) The terms and conditions, if any, on which the
                  shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of capital stock of the corporation or any series of any other class or classes, or of any other series of the same class, including (without limitation) the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same; provided, that shares of such series may not be convertible into shares of a series or class that has prior or superior rights and preferences as to dividends or distribution of assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation.

                           (vii) The voting rights, if any, on the shares of
                  such series (in addition to voting rights provided by law).

                           (viii) Any or all other preferences and relative,
                  participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall not be inconsistent with the law or with this Article 4.

                  C. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if any, shall commence to accrue or accumulate; and all series shall rank equally and be identical in all respects, except as permitted by this Section 2.

                  D. Except as provided in the resolution or resolutions adopted by the Board providing for the issue of the series of Preferred Stock, no vote or consent of the holders of outstanding shares of that series shall be required for the issue by the Board of any other series of Preferred Stock, whether or not the rights and preferences of any such other series shall be fixed by the Board as senior to, or on a parity with, the rights and preferences of that outstanding series.

         Section 3. Common Stock.

                  A. Each share of Common Stock shall entitle the holder thereof to one vote on each matter submitted to a vote of holders of shares of Common Stock.

                  B. Subject to the prior rights and preferences of the Preferred Stock set forth in any resolution or resolutions providing for the issue of a series of Preferred Stock, and to the extent permitted by the laws of the State of Delaware, the holders of Common Stock shall be entitled to receive such cash dividends as may be declared and made payable by the Board.

                  C. After payment shall have been made in full to the holders of any series of Preferred Stock having preferred liquidation rights, upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock according to their respective shares.

         Section 4. Consideration. Shares of capital stock may be issued by the corporation from time to time for such consideration as may lawfully be fixed by the Board.

         Section 5. No Cumulative Voting. Cumulative voting for the election of directors or any other purpose is prohibited.

         Section 6. No Preemptive Rights. No stockholder shall, solely by reason of his holding shares of any class or series of capital stock of the corporation, have a preemptive or preferential right to purchase or subscribe to any additional, unissued or treasury shares of any class or series of capital stock of the corporation, or any notes, debentures, bonds, warrants, rights, options or other securities of the corporation, whether now or hereafter authorized, other than such rights, if any, as the Board, in its discretion, may fix."

         B. Article 5 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

         "5. The Board shall have the power to make, alter or repeal the By-Laws of the corporation, subject to such restrictions upon the exercise of such power as may be imposed by the stockholders."

         C. Article 7 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

         "7. No contract or other transaction between the corporation and any other corporation, firm or other entity or individual shall be affected or invalidated by the fact that any one or more of the directors or officers of the corporation is or are interested in or is a director or officer of such other corporation, a member of such firm, or a partner or member of such other entity; and any director or officer, individually or jointly, may be a party to or may be interested in any contract or transaction with the corporation or in which the corporation is interested."

         D. Article 8 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

         "8. To the fullest extent permitted by Delaware statutory or decisional law, as the same exists or may hereafter be amended or interpreted, including (without limitation) Section 102(b)(7) of the Delaware General Corporation Law or any successor provision, a director of the corporation shall not be liable to the corporation or its stockholders for any act or omission in such director's capacity as a director. Any repeal or amendment of this Article 8, or adoption of any other provision of this Certificate of Incorporation inconsistent with this Article 8, by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the liability to the corporation or its stockholders of a director of the corporation existing at the time of such repeal, amendment or adoption of an inconsistent provision."

                                  ARTICLE FIVE

         The Certificate of Incorporation and all amendments thereto are hereby superseded by the following Restated Certificate of Incorporation:

         1. The name of the corporation is StarNet Financial, Inc.

         2. The address of its registered office in the State of Delaware is Corporation Trust Center No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is THE CORPORATION TRUST COMPANY.

         3. The nature of the business or purposes to be conducted or promoted is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4.

         Section 1. Capitalization. The corporation is authorized to issue sixty-three million (63,000,000) shares of capital stock. Sixty million (60,000,000) of the authorized shares shall be common stock, $0.01 par value per share ("Common Stock"), and three million (3,000,000) of the authorized shares shall be preferred stock, $0.01 par value per share ("Preferred Stock").

         Section 2. Preferred Stock.

                  A. The Preferred Stock may, from time to time, be divided into and issued in one or more series, with each series to be so designated as to distinguish the shares thereof from the shares of all other series. The shares of each series may have such powers, designations, preferences, relative rights, qualifications, limitations or restrictions as are stated herein and in one or more resolutions providing for the issue of such series adopted by the Board of Directors of the corporation (the "Board") as provided below in this
         Section 2.

                  B. To the extent that this Certificate of Incorporation does not fix and determine the variations in the relative rights and preferences of the Preferred Stock, both in relation to the Common Stock and as between series of Preferred Stock, the Board is expressly vested with the authority to divide the Preferred Stock into one or more series and, within the limitations set forth in this Certificate of Incorporation, to fix and determine the relative rights and preferences of the shares of any series so established and, with respect to each such series, to fix by one or more resolutions providing for the issue of such series, the following:

                           (i) The distinctive designation of, and the number of
                  shares of Preferred Stock which shall constitute, the series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board.

                           (ii) The dividend rate, if any, on the shares of such
                  series and the date or dates from which dividends shall commence to accrue or accumulate, the terms and conditions upon which dividends, if any, on the shares of such series shall be paid, and whether or in what circumstances such dividends shall be cumulative.

                           (iii) The price at and the terms and conditions on
                  which the shares of such series may be redeemed, including (without limitation) the time during which shares of the series may be redeemed and the premium, if any, over and above the par value thereof that the holders of shares of such series shall be entitled to receive upon the redemption thereof, which premium may vary at different dates and may also be different with respect to shares redeemed through the operation of any retirement or sinking fund.

                           (iv) The liquidation preference, if any, over and
                  above the par value thereof that the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation.

                           (v) Whether or not the shares of such series shall be
                  subject to the operation of a retirement or sinking fund, and, if so, the extent and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes, and the terms and provisions of such retirement or sinking fund.

                           (vi) The terms and conditions, if any, on which the
                  shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of capital stock of the corporation or any series of any other class or classes, or of any other series of the same class, including (without limitation) the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same; provided, that shares of such series may not be convertible into shares of a series or class that has prior or superior rights and preferences as to dividends or distribution of assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation.

                           (vii) The voting rights, if any, on the shares of
                  such series (in addition to voting rights provided by law).

                           (viii) Any or all other preferences and relative,
                  participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall not be inconsistent with the law or with this Article 4.

                  C. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if any, shall commence to accrue or accumulate; and all series shall rank equally and be identical in all respects, except as permitted by this Section 2.

                  D. Except as provided in the resolution or resolutions adopted by the Board providing for the issue of the series of Preferred Stock, no vote or consent of the holders of outstanding shares of that series shall be required for the issue by the Board of any other series of Preferred Stock, whether or not the rights and preferences of any such other series shall be fixed by the Board as senior to, or on a parity with, the rights and preferences of that outstanding series.

         Section 3. Common Stock.

                  A. Each share of Common Stock shall entitle the holder thereof to one vote on each matter submitted to a vote of holders of shares of Common Stock.

                  B. Subject to the prior rights and preferences of the Preferred Stock set forth in any resolution or resolutions providing for the issue of a series of Preferred Stock, and to the extent permitted by the laws of the State of Delaware, the holders of Common Stock shall be entitled to receive such cash dividends as may be declared and made payable by the Board.

                  C. After payment shall have been made in full to the holders of any series of Preferred Stock having preferred liquidation rights, upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock according to their respective shares.

         Section 4. Consideration. Shares of capital stock may be issued by the corporation from time to time for such consideration as may lawfully be fixed by the Board.

         Section 5. No Cumulative Voting. Cumulative voting for the election of directors or any other purpose is prohibited.

         Section 6. No Preemptive Rights. No stockholder shall, solely by reason of his holding shares of any class or series of capital stock of the corporation, have a preemptive or preferential right to purchase or subscribe to any additional, unissued or treasury shares of any class or series of capital stock of the corporation, or any notes, debentures, bonds, warrants, rights, options or other securities of the corporation, whether now or hereafter authorized, other than such rights, if any, as the Board, in its discretion, may fix.

         5. The Board shall have the power to make, alter or repeal the By-Laws of the corporation, subject to such restrictions upon the exercise of such power as may be imposed by the stockholders.

         6. The corporation is to have perpetual existence.

         7. No contract or other transaction between the corporation and any other corporation, firm or other entity or individual shall be affected or invalidated by the fact that any one or more of the directors or officers of the corporation is or are interested in or is a director or officer of such other corporation, a member of such firm, or a partner or member of such other entity; and any director or officer, individually or jointly, may be a party to or may be interested in any contract or transaction with the corporation or in which the corporation is interested.

         8. To the fullest extent permitted by Delaware statutory or decisional law, as the same exists or may hereafter be amended or interpreted, including (without limitation) Section 102(b)(7) of the Delaware General Corporation Law or any successor provision, a director of the corporation shall not be liable to the corporation or its stockholders for any act or omission in such director's capacity as a director. Any repeal or amendment of this Article 8, or adoption of any other provision of this Certificate of Incorporation inconsistent with this Article 8, by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the liability to the corporation or its stockholders of a director of the corporation existing at the time of such repeal, amendment or adoption of an inconsistent provision.

         9. The corporation reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE SIX

This Restated Certificate of Incorporation shall be effective on February 11, 2000.


         IN WITNESS WHEREOF, StarNet Financial, Inc., has caused this Restated Certificate of Incorporation to be signed by Kenneth F. Urbanus, its President, as of the 30th day of December, 1999.

                                             STARNET FINANCIAL, INC.

                                             By: /s/ Kenneth F. Urbanus
                                                 -------------------------------
                                                 Kenneth F. Urbanus, President

                                                                       EXHIBIT B

                             STARNET FINANCIAL, INC.

                             1999 STOCK OPTION PLAN

         On October 4, 1999, the Board of Directors of StarNet Financial, Inc. adopted the following 1999 Stock Option Plan:

         1. PURPOSE. The purpose of the Plan is to provide Key Employees, non-employee directors, independent contractors and consultants with a proprietary interest in the Company through the granting of Options which will:

         (a) increase the interest of the Key Employees, non-employee directors, independent contractors and consultants in the Company's welfare;

         (b) furnish an incentive to the Key Employees, non-employee directors, independent contractors and consultants to continue their services for the Company; and

         (c) provide a means through which the Company may attract able persons to enter its employ, serve on its Board and render services to it.

         2. ADMINISTRATION. The Plan will be administered by the Committee.

         3. PARTICIPANTS. The Committee may, from time to time, select the particular Key Employees, non-employee directors, independent contractors and consultants of the Company and its Subsidiaries to whom Options are to be granted, and who will, upon such grant, become Participants in the Plan. The Committee has the authority, in its complete discretion, to grant Options to Participants. A Participant may be granted more than one Option under the Plan, and Options may be granted at any time or times during the term of the Plan.

         4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an Employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the Option price is at least 110% of the fair market value of the Common Stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

         5. SHARES SUBJECT TO PLAN. The Committee may not grant Options under the Plan for more than 5,000,000 shares of Common Stock and may not grant Options to any Participant for more than 5,000,000 shares of Common Stock, but these numbers may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be re-offered under the Plan.

         6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the date of grant) of the shares of Common Stock which any Key Employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under the Plan and all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for a Key Employee only for the calendar year such stock is first purchasable under the terms of the Incentive Option.

         7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Options to Key Employees, non-employee directors, independent contractors and consultants of the Company or its Subsidiaries. The grant of an Option to an individual shall not be deemed either to entitle the individual to, or to disqualify the individual from, participation in any other grant of Options under the Plan.

         8. GRANT OF OPTIONS. The Committee is authorized to grant Incentive Options, Nonqualified Options, or a combination of both, under the Plan; provided, however, Incentive Options may be granted only to Key Employees. The grant of Options shall be evidenced by Option Agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including (without limitation) provisions that may be necessary to assure that any Option that is intended to be an Incentive Option will comply with
Section 422 of the Code. The Company shall execute Option Agreements upon instructions from the Committee. Except as provided otherwise in Sections 5 and 14 of the Plan, the terms of any Option Agreement executed by the Company shall not be amended, modified or changed without the written consent of the Company and the Participant.

         An Option Agreement may provide that the Participant may request approval from the Committee to exercise an Option or a portion thereof by tendering Qualifying Shares at the fair market value per share on the date of exercise in lieu of cash payment of the Option price.

         The Plan shall be submitted to the Company's shareholders for approval. Options may be granted under the Plan before the shareholders of the Company approve the Plan, and those Options will be effective when granted; but if for any reason the shareholders of the Company do not approve the plan before one year from the date of adoption of the Plan by the Board (the "Shareholder Approval Deadline"), all Incentive Options granted under the Plan before the Shareholder Approval

Deadline will be deemed to have been granted as Nonqualified Options. No Option granted before shareholder approval may be exercised, in whole or in part, before approval of the Plan by the shareholders of the Company.

         9. OPTION PRICE. The Option price for an Incentive Option shall not be less than 100% of the fair market value per share of the Common Stock (or 110% of such amount as required by Section 4 of the Plan), and at least the par value per share of Common Stock, on the date the Option is granted. The Option price for a Nonqualified Option shall be, as determined by the Committee, any price per share of the Common Stock that is greater than par value per share of the Common Stock. For purposes of the Plan, the fair market value of a share of the Common Stock shall be (i) if the Common Stock is traded in the over-the-counter market or on any securities exchange, the closing price or, if applicable, the average of the closing bid and ask prices per share of such Common Stock for the last business day immediately before the date the Option is granted, and (ii) if the Common Stock is not so traded, an amount determined by the Committee in good faith using any reasonable valuation method and based on such factors as it deems relevant to such determination.

         10. OPTION PERIOD. The Option Period will begin on the date the Option is granted, which will be the date the Committee authorizes the Option unless the Committee specifies a later date. No Option may terminate later than ten years (or five years as required by Section 4 of the Plan) from the date the Option is granted. The Committee may provide for the exercise of Options in installments and, subject to the provisions hereof, upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the Option in the case of termination of employment, directorship or independent contractor or consultant relationship, or any other reason.

         11. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to termination of his right to exercise an Option in accordance with the provisions of his Option Agreement, the Option Agreement may provide that it may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the Participant on the date of his death or disability,
(i) in the case of death, by the Participant's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant, or (ii) in the case of disability, by the Participant or his personal representative, provided the Option is exercised prior to the date of its expiration or not more than one year from the date of the Participant's death or disability, whichever first occurs. The date of disability of a Participant shall be determined by the Committee.

         12. PAYMENT. Full payment for shares purchased upon exercising an Option shall be made in cash or by check or, if the Option Agreement so permits and no legal or regulatory requirement imposed on the Company or covenant made by the Company is violated, by tendering Qualifying Shares at the fair market value per share at the time of exercise, or on such other terms as are set forth in the applicable Option Agreement. If the Common Stock is traded in the over-the-counter market or upon any securities exchange, the Committee may permit a Participant exercising an Option to simultaneously exercise the Option and sell a portion of the shares acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from the sale as payment of the Option price of the Common Stock being acquired by exercise of the Option. In addition, the Participant shall tender payment of the amount as may be requested by the Company, if any, for the purpose of satisfying its statutory liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an Option. No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a shareholder with respect to those shares until those shares are issued to him.

         13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable Option Agreements. In no event may an Option be exercised or shares be issued pursuant to an Option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been taken or secured.

         14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS.

                (a) The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the Option price may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company that is effected without receipt of consideration by the Company. For this purpose, the term "effected without receipt of consideration" shall not include conversion or exchange of any convertible or exchangeable securities of the Company.

                (b) In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least 20 days prior to such proposed action. To the extent that an Option has not been previously exercised, such Option shall terminate immediately before consummation of such proposed dissolution or liquidation.

                (c) If (i) the Company shall sell all or substantially all of its assets to an entity that is not an "affiliate," as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, of the Company immediately before that sale, (ii) the Company consummates a merger, consolidation, share exchange, or reorganization with another corporation or other entity and, as a result of such merger, consolidation, share exchange, or reorganization, less than a majority of the combined voting power of the outstanding securities of the surviving entity (whether the Company or another entity) immediately after such transaction is held in the aggregate by the holders of securities of the Company that were entitled to vote generally in the election of directors of the Company (or its successor) ("Voting Stock") immediately before such transaction, or (iii) when the Common Stock is traded in the over-the-counter market or on any securities exchange, pursuant to a tender offer or exchange offer for securities of the Company, or in any other manner, any person or group within the meaning of the Securities Exchange Act of 1934, as amended (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any of its affiliates), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of more than 50% of the Voting Stock (the surviving corporation or purchaser described in this paragraph, the "Purchaser," and any such event described in this paragraph, a "Change of Control"), then the Company shall negotiate in good faith to reach an agreement with the Purchaser that the Purchaser will either assume the obligations of the Company under the outstanding Options or convert the outstanding Options into options of at least equal value as to capital stock of the Purchaser; but if such an agreement is not reached, then the Options shall become fully vested and exercisable and the Company shall notify each Participant, not later than 20 days before the effective date of such Change of Control (except that in the case of a Change of Control under clause (iii), notice shall be given as soon as practicable after the Change of Control), that his Option has become fully vested and exercisable, whether or not such Option shall then be exercisable under the terms of his Option Agreement. Any such arrangement relating to Incentive Options shall comply with the requirements of Section 422 of the Code and the regulations thereunder. To the extent that the Participants exercise the Options before or on the effective date of the Change of Control, the Company shall issue all Common Stock purchased by exercise of those Options, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change of Control. Upon a Change of Control, where the outstanding Options are not assumed by the surviving corporation or the acquiring corporation, the Plan shall terminate, and any unexercised Options outstanding under the Plan at that date shall terminate.

        15. TAX WITHHOLDING. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutorily prescribed minimum amount of federal income taxes or other taxes with respect to the exercise of any Option granted under the Plan. If the Common Stock is traded in the over-the-counter market or upon any securities exchange, such rules and procedures may provide that the withholding obligation shall be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of an Option in shares of Common Stock in an amount equal to the statutorily prescribed minimum withholding applicable to the ordinary income resulting from the exercise of that Option.

        16. NON-ASSIGNABILITY. Unless otherwise permitted by the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended (if applicable), and expressly permitted in the Option Agreement, an Option may not be transferred other than by will or by the laws of descent and distribution. Except in the case of the death or disability of a Participant, Options granted to a Participant may be exercised only by the Participant.

        17. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

        18. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board or the Committee without the approval of the shareholders of the Company, except that any amendment that would either materially increase the number of securities that may be issued under the Plan or materially modify the requirements of eligibility for participation in the Plan must be approved by the shareholders of the Company.

        19. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, non-employee director, independent contractor or consultant any right to be granted an Option to purchase Common Stock or any other rights except as may be evidenced by the Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Options granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. Nothing contained in the Plan or in any Option Agreement shall confer upon any Employee, non-employee director, independent contractor or consultant any right to (i) continue in the employ of the Company or any of its Subsidiaries, or continue as a director, independent contractor or consultant to the

Company or any of its Subsidiaries, or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment, directorship or independent contractor or consultant relationship at any time.

         20. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on October 3, 2009. The Committee may not grant Options under the Plan after that date, but Options granted before that date will continue to be effective in accordance with their terms.

         21. DEFINITIONS. For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the committee of the Board appointed to administer the Plan or, in the absence of such a Committee, means the Board.

         (d) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

         (e) "Company" means StarNet Financial, Inc., a Delaware corporation.

         (f) "Employee" means an individual who is employed, within the meaning of Section 3401 of the Code, by the Company or by a Subsidiary. The Committee shall determine when an Employee's period of employment terminates and when such period of employment is deemed to be continued during an approved leave of absence.

         (g) "Incentive Option" means an Option granted under the Plan which meets the requirements of Section 422 of the Code.

         (h) "Key Employee" means any Employee whose performance and responsibilities are determined by the Committee to have a direct and significant effect on the performance of the Company and its Subsidiaries.

         (i) "Nonqualified Option" means an Option granted under the Plan which is not intended to be an Incentive Option.

         (j) "Option" means an option granted pursuant to the Plan to purchase shares of Common Stock, whether granted as an Incentive Option or as a Nonqualified Option.

         (k) "Option Agreement" means, with respect to each Option granted to a Participant, the signed written agreement between the Participant and the Company setting forth the terms and conditions of the Option.

         (l) "Option Period" means the period during which an Option may be exercised.

         (m) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (n) "Participant" means an individual to whom an Option has been granted under the Plan.

         (o) "Plan" means this StarNet Financial, Inc. 1999 Stock Option Plan, as set forth herein and as it may be amended from time to time.

         (p) "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Participant for more than six months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, or (ii) were obtained by the Participant in the public market.

         (q) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any of such corporations.


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